Exhibit 10.1

EXECUTION

OMNIBUS ASSIGNMENT, ASSUMPTION AND AMENDMENT

THIS OMNIBUS ASSIGNMENT, ASSUMPTION AND AMENDMENT, dated as of March 16, 2023 (this “Amendment”), is among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the “Assigning Administrative Agent” and an “Assigning Party”), CREDIT SUISSE AG, a company incorporated in Switzerland, acting through its CAYMAN ISLANDS BRANCH (an “Assigning Buyer” and an “Assigning Party”), ALPINE SECURITIZATION LTD (an “Assigning Buyer” and an “Assigning Party”), ATLAS SECURITIZED PRODUCTS, L.P. (the “Assignee Administrative Agent”, an “Assignee Buyer” and an “Assignee Party”), ATLAS SECURITIZED PRODUCTS INVESTMENTS 3, L.P. (an “Assignee Buyer” and an “Assignee Party”), ATLAS SECURITIZED PRODUCTS FUNDING 2, L.P. (an “Assignee Buyer” and an “Assignee Party”), NEXERA HOLDING LLC (an “Assignee Buyer” and an “Assignee Party”), PENNYMAC CORP. (a “Seller”), PENNYMAC HOLDINGS, LLC (a “Seller”), PENNYMAC OPERATING PARTNERSHIP, L.P. (a “Seller”), PMC REO FINANCING TRUST (an “Asset Subsidiary”), PMC REO TRUST 2015-1 (an “Asset Subsidiary”, together with each Seller and each Asset Subsidiary, the “Seller Parties”), PENNYMAC MORTAGE INVESTMENT TRUST (a “Guarantor”) and PENNYMAC OPERATING PARTNERSHIP, L.P. (a “Guarantor”). Unless otherwise defined herein, capitalized terms used in this Amendment shall have the meanings assigned to such terms in the Repurchase Documents (as defined below).

WHEREAS, reference is made to (i) that certain Third Amended and Restated Master Repurchase Agreement, dated as of March 14, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Repurchase Agreement”), by and among Assigning Parties, Seller Parties and Guarantors, (ii) that certain Fourth Amended and Restated Pricing Side Letter, dated as of December 21, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Pricing Side Letter”), by and among Assigning Parties, Seller Parties and Guarantors, (iii) that certain Third Amended and Restated Guaranty, dated as of March 14, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), made by Guarantors in favor of Assigning Parties, (collectively, with the Repurchase Agreement and Pricing Side Letter, the “Repurchase Documents”);

WHEREAS, upon the Amendment Effective Date (i) Assigning Administrative Agent has agreed to assign, and Assignee Administrative Agent has agreed to acquire all of the right, title and interest of Assigning Administrative Agent in and to the Repurchase Documents and the other Program Agreements and Assignee Administrative Agent has agreed to assume and undertake all obligations of the Administrative Agent under the Repurchase Documents and the other Program Agreements and (ii) each Assigning Buyer has agreed to assign, and Assignee Buyers have agreed to acquire, all of the right, title and interest of each Assigning Buyer in and to the Repurchase Documents and the other Program Agreements, and Assignee Buyers have agreed to assume and undertake all obligations of the Buyers under the Repurchase Documents and the other Program Agreements.

NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

Section 1. Assignment and Assumption of Repurchase Documents and other Program Agreements.

1.1 Assigning Administrative Agent hereby irrevocably sells, assigns, grants, conveys and transfers to Assignee Administrative Agent all of Assigning Administrative Agent’s right, title and interest in and to (i) the Repurchase Documents (including all Obligations held by the Assigning Administrative Agent thereunder), (ii) the other Program Agreements (including all Obligations held by the Assigning Administrative Agent thereunder), (iii) the Purchased Assets (including any ownership interest therein (subject to the Repurchase Documents) and/or security interest therein and (iv) the Repurchase Assets (including any security interest therein). As of the Amendment Effective Date, Assignee Administrative Agent unconditionally accepts such assignment and assumes all of Assigning Administrative Agent’s duties, liabilities, indemnities and obligations under each Repurchase Document and each other Program Agreement arising on or after the Amendment Effective Date, and agrees to pay, perform and discharge, as and when due, all of the duties, liabilities, indemnities and obligations of Assigning Administrative Agent under the Repurchase Documents arising on or after the Amendment Effective Date. The Assigning Administrative Agent represents and warrants to the Assignee Administrative Agent and each Assignee Buyer that it is transferring the Purchased Assets to the Assignee Administrative Agent, on behalf of the Assignee Buyers, free and clear of all liens and adverse claims, in each case, created by it or by any other Assignee Buyer, except as previously disclosed in writing.

1.2 Assignee Administrative Agent shall be substituted for Assigning Administrative Agent in the Repurchase Documents, each other Program Agreement and shall acquire all the rights and become obligated to perform all the duties, liabilities, indemnities and obligations of Assigning Administrative Agent that are hereby fully assigned and delegated to Assignee Administrative Agent.

1.3 Each Assigning Buyer hereby irrevocably sells, assigns, grants, conveys and transfers to each Assignee Buyer all of each Assigning Buyer’s right, title and interest in and to the Repurchase Documents and each other Program Agreement (including all Obligations held by each Assigning Buyer). As of the Amendment Effective Date, each Assignee Buyer unconditionally accepts such assignment and assumes all of each Assigning Buyer’s duties, liabilities, indemnities and obligations under Repurchase Documents and the other Program Agreements arising on or after the Amendment Effective Date, and agrees to pay, perform and discharge, as and when due, all of the duties, liabilities, indemnities and obligations of each Assigning Buyer under the Repurchase Documents and the other Program Agreements arising on or after the Amendment Effective Date.

1.4 Assignee Buyers shall be substituted for Assigning Buyers in the Repurchase Documents and the other Program Agreements (subject to any consent of any Persons who are not parties hereto) and shall acquire all the rights and become obligated to perform all the duties, liabilities, indemnities and obligations of Assigning Buyers that are hereby fully assigned to Assignee Buyers.

1.5 For the avoidance of doubt, the existing Transactions shall be continuing Transactions and shall not be considered terminated in any respect. Seller Parties hereby give their consent to the assignment contemplated hereby so that, as of the Amendment Effective Date, (i) Assignee Administrative Agent shall serve as Administrative Agent under the Repurchase Documents and the other Program Agreements and shall have the rights and obligations as an Administrative Agent thereunder and shall be bound by the provisions thereof, and (ii) Assignee Buyers shall be Buyers under the Repurchase Documents and the other Program Agreements and shall have the rights and obligations as a Buyer thereunder and shall be bound by the provisions thereof. Each Seller Party reaffirms any transfers, or grants of security interests in, any Purchased Assets, Repurchase Assets and/or any other collateral security pursuant to the Repurchase Documents and other Program Agreements.

1.6 Upon the Amendment Effective Date, each of the parties hereto authorizes the Assignee Administrative Agent (or its agents) to file any amendments to any of the financing statements filed in connection with the Repurchase Documents and the other Program Agreements that list the Assigning Administrative Agent as the secured party of record to change the secured party of record to be the Assignee Administrative Agent and/or to otherwise evidence the transactions contemplated hereby.

1.7 The Assignee Administrative Agent hereby notifies the other parties hereto that the Assigning Administrative Agent or an Affiliate thereof may, from time to time after the Amendment Effective Date, continue to provide various administrative services to the Assignee Administrative Agent and the Assignee Buyers to facilitate the assignment and transfer contemplated hereby. The Assignee Administrative Agent shall, at the request of any Seller Party, generally describe the nature of such services being provided by the Assigning Administrative Agent or any applicable Affiliate at the time of such request.

1.8 Certain third parties (for example, custodians and servicers) are parties to certain of the Program Agreements that are not Repurchase Documents (such Program Agreements, “Third Party Program Agreements”).    If the requisite parties have not entered into documentation necessary for the Assignee Administrative Agent and/or the Assignee Buyers, as applicable, to acquire and assume the Assigning Administrative Agent’s and/or the applicable Assigning Buyers’ rights and obligations under any such Third Party Program Agreement on or before the Amendment Effective Date, the Assigning Administrative Agent and each Assigning Buyer have agreed to assist the Assignee Administrative Agent and the Assignee Buyers, as applicable, in order for the Assignee Administrative Agent and the Assignee Buyers to indirectly obtain the rights and benefits of such Third Party Program Agreement until such documentation is entered into.

1.9 Notwithstanding anything in the Repurchase Documents or the other Program Agreements to the contrary, at any time after the Amendment Effective Date, any Person that is then the “Administrative Agent” or a “Buyer” under any such Repurchase Document or other Program Agreement may assign any or all of its rights and/or obligations to any Person that is any affiliate of such Person without the consent of any party hereto.

1.10 Each of the Assignee Administrative Agent or any Assignee Buyer may at any time pledge or assign a security interest in all or any portion of its rights under the Repurchase Documents to secure obligations of such Person, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Person from any of its obligations under any Repurchase Document or substitute any such pledgee or assignee for such Person as a party to any Repurchase Document.

1.11 The parties hereby agree that Transactions the subject of which are eNotes are not eligible until Assignee Administrative Agent agrees in writing.

Section 2. Release of Assigning Parties. As of the Amendment Effective Date, Assigning Administrative Agent and Assigning Buyers shall be relieved of all obligations to perform under the Repurchase Documents and shall be fully relieved of liability to any other party to this Amendment for which the facts and/or circumstances that led to or resulted in such obligation or liability arose on or after the Amendment Effective Date, in connection with the Repurchase Documents. Notwithstanding the foregoing, all indemnities and other protections in favor of Assigning Administrative Agent and Assigning Buyers as set forth in the Repurchase Documents shall survive as set forth therein. After the Amendment Effective Date, each Seller Party and each Guarantor releases and forever discharges Assigning Parties, as well as their shareholders, directors, officers, employees, agents and representatives, from all further obligations for which the facts and/or circumstances that led to or resulted in such obligations arose on or after the Amendment Effective Date, in connection with the Repurchase Documents and the other Program Agreements, and from all manner of actions, causes of action, suits, debts, damages, expenses, claims and demands whatsoever that such party has or may have against any of the foregoing persons, for which the facts and/or circumstances that led to or resulted in such actions, causes of action, suits, debts, damages, expenses, claims and demands arose on or after the Amendment Effective Date, in connection with the performance under the Repurchase Documents or any other Program Agreement.

Section 3. Amendments to Repurchase Agreement. The Repurchase Agreement is hereby amended by:

3.1 amending the definitions in Section 2 as follows:

(a) All references to Administrative Agent in the Repurchase Documents and the other Program Agreements shall be deemed to mean “Atlas Securitized Products, L.P.”.

(b) All references to Buyer and Buyers in the Repurchase Documents and the other Program Agreements shall be deemed to mean “Atlas Securitized Products Investments 3, L.P.”, “Atlas Securitized Products, L.P.”, “Atlas Securitized Products Funding 2, L.P.” and “Nexera Holding LLC”.

(c) The definitions and uses of “Alpine”, “CS Cayman”, and “CSFBMC” are hereby deleted in their entirety.

(d) The definitions of “CP Conduit” and “Program Account” are hereby deleted in their entirety and replaced with the following definitions in their proper alphabetical order:

“Conventional MSR Loan Agreement” means that certain Loan and Security Agreement between PMC, PennyMac Holdings, PMIT and Atlas Securitized Products, L.P., dated as of February 1, 2018, as amended, restated, supplemented or otherwise modified from time to time.”

“Conventional MSR Loan Facility Documents” means the Conventional MSR Loan Agreement and the other “Facility Documents” as defined in the Conventional MSR Loan Agreement.

“CP Conduit” means a Buyer that is an asset-backed commercial paper conduit and administered, managed or supported by Administrative Agent or an Affiliate of Administrative Agent.

“FMSR Facility Documents” means the FMSR Repurchase Agreement and the other “Program Agreements” as defined in the FMSR Repurchase Agreement.

“FMSR Repurchase Agreement” means that certain Amended and Restated Master Repurchase Agreement (PMT Issuer Trust – FMSR, MSR Collateralized Notes, Series 2017-VF1) between PMC, Atlas Securitized Products, L.P., as administrative agent, Nexera Holding LLC, as a Buyer, and Citibank, N.A., as a Buyer, dated as of June 29, 2018, as amended, restated, supplemented or otherwise modified from time to time.

“MSR Facility Documents” means the Conventional MSR Loan Facility Documents, CRT Facility Documents and the OTC Facility Documents.

“MSR Agreements” means the Conventional MSR Loan Agreement, the CRT Repurchase Agreement and the OTC Repurchase Agreement.

“Program Account” means such account identified by Administrative Agent in writing.

3.2 deleting the first paragraph of Section 9 thereof and replacing it with the following:

Unless otherwise mutually agreed in writing or as otherwise set forth in Section 7 hereof, all transfers of funds to be made by Seller Parties hereunder shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to Administrative Agent in the Program Account. Each Seller Party acknowledges that it has no rights of withdrawal from the Program Account. All Purchased Assets transferred by one party hereto to the other party shall be in the case of a purchase by a Buyer in suitable form for transfer or shall be accompanied by duly executed instruments of transfer or assignment in blank and such other documentation as Administrative Agent may reasonably request. All Purchased Assets and Contributed Assets shall be evidenced by a Trust Receipt. Any Repurchase Price received by Administrative Agent after 2:00 p.m. (New York City time) shall be deemed received on the next succeeding Business Day.

3.3 deleting Administrative Agent’s notice information in Section 20 thereof in its entirety and replacing it with the following:

Atlas Securitized Products, L.P.

3 Bryant Park

New York, New York 10036

Phone Number: 212-525-3200

Email: AtlasSPGeneralCounsel@Atlas-SP.com

3.4 deleting Administrative Agent’s Authorized Representatives thereof in their entirety and replacing them with Annex A hereto.

Section 4. Further Assurances. The parties hereto agree, from time to time, to enter into such further agreements and to execute all such further instruments as may be reasonably necessary or desirable to give full effect to the terms of this Amendment and the assignment and assumption contemplated hereby (including, if requested by the Assignee Administrative Agent, the amendment and restatement of the Repurchase Documents and other Program Agreements to reflect the terms hereof and the transactions contemplated hereby).

Section 5. Conditions to Effectiveness of this Amendment. This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent (or waiver of any of the following conditions precedent by the Assigning Administrative Agent and the Assignee Administrative Agent in their sole discretion), all of which shall be in form and substance acceptable to the Assigning Parties and Assignee Parties:

5.1 Power of Attorney. A Power of Attorney, duly executed by the Seller Parties and Servicer and notarized, substantially in the form of Annex B, Annex C and Annex D hereto, as applicable.

5.2 Certificates. PMC REO Financing Trust Certificate and the Transferor Certificate of PMC REO Trust 2015-1will be delivered to Assignee Administrative Agent, duly endorsed in blank.

5.3 Delivered Documents. Assigning Parties and Assignee Parties shall have received:

(a) this Amendment, duly executed by authorized signatories of the parties hereto; and

(b) such other documents as the Assigning Administrative Agent, Assignee Administrative Agent or counsel thereto may reasonably request.

Section 6. Representations and Warranties. Seller Parties and Guarantors each hereby represents and warrants to the parties hereto that it is in compliance with all the terms and provisions set forth in the Program Agreements on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms, to the extent applicable, the representations and warranties contained in Section 13 of the Repurchase Agreement as of the date hereof are true and correct in all material respects, except to the extent such representations relate to a date prior to the date hereof, in which case the representations and warranties were true and correct in all material respects as of such date.

Section 7. Certain Matters Related to Purchased Assets and Repurchase Assets.

(a) To the extent not delivered on the Amendment Effective Date or held by a Custodian pursuant to a Custodial Agreement, the Assigning Administrative Agent hereby agrees (i) to deliver to the Assignee Administrative Agent, to such locations as the Assignee Administrative Agent may designate from time to time, all instruments and certificates evidencing the Purchased Assets and/or Repurchase Assets constituting property that can be perfected by the possession by the Assignee Administrative Agent (collectively, the “Existing Possessory Collateral”), now in the physical possession of the Assigning Administrative Agent; and (ii) in the event that Assigning Administrative Agent receives any possessory collateral from and after the date hereof (the “Future Possessory Collateral” and, together with the Existing Possessory Collateral, the “Possessory Collateral”), in error or otherwise, to promptly deliver to the Assignee Administrative Agent, to such locations, as the Assignee Administrative Agent shall have notified the Assigning Administrative Agent from time to time, any such Future Possessory Collateral.

(b) Additionally, the Assigning Administrative Agent agrees that, with respect to any items of payment, proceeds of the Purchased Assets, Repurchase Assets or other collections it may receive from and after the Amendment Effective Date in connection with the Repurchase Documents and/or the other Program Agreements (collectively, the “Collections”), the Assigning Administrative Agent agrees to promptly notify the Assignee Administrative Agent of its receipt thereof and to promptly deliver to the Assignee Administrative Agent in the same form as received, any such Collections to an account specified by the Assignee Administrative Agent at such time.

(c) The Assigning Administrative Agent agrees that if, after the Amendment Effective Date, it shall continue to possess or control any Possessory Collateral, the Assigning Administrative Agent shall be deemed to possess or control such Possessory Collateral as a bailee or sub-agent on behalf and for the benefit of the Assignee Administrative Agent and the Assignee Buyers after the Amendment Effective Date for the purpose of perfecting the liens of the Assignee Administrative Agent and the Assignee Buyers.

Section 8. Limited Effect. Except as expressly amended and modified by this Amendment, the Repurchase Documents and the other Program Agreements shall continue to be, and shall remain, in full force and effect in accordance with their terms.

Section 9. Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

Section 10. Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto on separate counterparts, each of which, when so executed, shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment in a Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment. The parties agree that this Amendment, any addendum or amendment hereto or any other document necessary for the consummation of the transactions contemplated by this Amendment may be accepted, executed or agreed to through the use of an electronic signature in accordance with the E-Sign, the UETA and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service providers, as long as such service providers use system logs and audit trails that establish a temporal and process link between the presentation of identity documents and the electronic signing, together with identifying information that can be used to verify the electronic signature and its attribution to the signer’s identity and evidence of the signer’s agreement to conduct the transaction electronically and of the signer’s execution of each electronic signature.

Section 11. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

Section 12. Waiver of Requirements under Repurchase Documents and other Program Agreements. To the extent any of the Repurchase Documents or any of the other Program Agreements includes any notice or satisfaction of any condition to any of the transactions contemplated hereby, the requirement for such notice or satisfaction of any condition is hereby waived.

Section 13. Program Agreement. This Amendment is a Program Agreement.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective signatories thereunto duly authorized as of the day and year first above written.

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as Assigning Administrative Agent

By:	/s/ Joseph Speziale
Name: Joseph Speziale
Title: Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as an Assigning Buyer

By:	/s/ Patrick Remmert, Jr.
Name: Patrick Remmert, Jr.
Title: Authorized Signatory

By:	/s/ Joseph Speziale
Name: Joseph Speziale
Title: Authorized Signatory

ALPINE SECURITIZATION LTD, as an Assigning Buyer, by Credit Suisse AG, NEW YORK BRANCH as Attorney-in-fact

By:	/s/ Patrick Remmert, Jr.
Name: Patrick Remmert, Jr.
Title: Authorized Signatory

By:	/s/ J.J. McDonald
Name: John J. McDonald, Jr.
Title: Authorized Signatory

Signature Page to Omnibus Assignment, Assumption and Amendment (POP)

PENNYMAC CORP., as a Seller

By:	/s/ Pamela Marsh
Name: Pamela Marsh
Title: Senior Managing Director and Treasurer

PENNYMAC HOLDINGS, LLC, as a Seller

By:	/s/ Pamela Marsh
Name: Pamela Marsh
Title: Senior Managing Director and Treasurer

PMC REO FINANCING TRUST, as REO Subsidiary

By: PennyMac Corp., as Administrator

By:	/s/ Pamela Marsh
Name: Pamela Marsh
Title: Senior Managing Director and Treasurer

PMC REO TRUST 2015-1, as REO Subsidiary

By: PennyMac Corp., as Administrator

By:	/s/ Pamela Marsh
Name: Pamela Marsh
Title: Senior Managing Director and Treasurer

PENNYMAC MORTGAGE INVESTMENT TRUST, as a Guarantor

By:	/s/ Pamela Marsh
Name: Pamela Marsh
Title: Senior Managing Director and Treasurer

Signature Page to Omnibus Assignment, Assumption and Amendment (POP)

PENNYMAC OPERATING PARTNERSHIP, L.P., as a Seller and as a Guarantor

By: PennyMac GP OP, Inc., its General Partner

By:	/s/ Pamela Marsh
Name: Pamela Marsh
Title: Senior Managing Director and Treasurer

Signature Page to Omnibus Assignment, Assumption and Amendment (POP)

ATLAS SECURITIZED PRODUCTS, L.P.,
as Assignee Administrative Agent and an
Assignee Buyer

By: Atlas Securitized Products GP, LLC, its general
partner

By:	/s/ Joseph Glatt
Name: Joseph Glatt
Title: President

ATLAS SECURITIZED PRODUCTS FUNDING 2, L.P., as an Assignee Buyer

By: Atlas Securitized BKR 2, L.P., its general
partner

By: Atlas Securitized FundingCo GP LLC, its
general partner

By:	/s/ Joseph Glatt
Name: Joseph Glatt
Title: President

Signature Page to Omnibus Assignment, Assumption and Amendment (POP)

ATLAS SECURITIZED PRODUCTS INVESTMENTS 3, L.P., as an Assignee Buyer

By: Atlas Securitized Products AGP, LLC, its
general partner

By:	/s/ Joseph Glatt
Name: Joseph Glatt
Title: President

Signature Page to Omnibus Assignment, Assumption and Amendment (POP)

NEXERA HOLDING LLC, as an Assignee Buyer

By:	/s/ Steven M. Abreu
Name: Steve Abreu
Title: Chief Executive Officer

Signature Page to Omnibus Assignment, Assumption and Amendment (POP)

ANNEX A

ASSIGNEE PARTY AUTHORIZED REPRESENTATIVES

(See attached)

Annex A

ANNEX B

FORM OF POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that [PennyMac Corp.][PennyMac Holdings, LLC][PennyMac Operating Partnership, L.P.] (“Seller Party”) hereby irrevocably constitutes and appoints ATLAS SECURITIZED PRODUCTS, L.P. (“Administrative Agent”) and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Seller Party and in the name of Seller Party or in its own name, from time to time in Administrative Agent’s discretion:

(a) in the name of Seller Party, or in its own name, or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due with respect to any assets purchased by Administrative Agent on behalf of certain Buyers and/or Repledgees under the Third Amended and Restated Master Repurchase Agreement (as amended, restated, supplemented or otherwise modified from time to time) dated March 14, 2019 (the “Assets”) and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Administrative Agent for the purpose of collecting any and all such moneys due with respect to any other assets whenever payable;

(b) to pay or discharge taxes and liens levied or placed on or threatened against the Assets;

(c) (i) to direct any party liable for any payment under any Assets, including without limitation, any Underlying Repurchase Counterparty under any Underlying Repurchase Document, to make payment of any and all moneys due or to become due thereunder directly to Administrative Agent or as Administrative Agent shall direct; (ii) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Assets including without limitation, from any Underlying Repurchase Counterparty under any Underlying Repurchase Document; (iii) to sign and endorse any invoices, assignments, verifications, notices and other documents in connection with any Assets including without limitation, with respect to any Underlying Repurchase Counterparty under any Underlying Repurchase Document; (iv) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Assets or any proceeds thereof and to enforce any other right in respect of any Assets including without limitation, any Underlying Repurchase Document; (v) to defend any suit, action or proceeding brought against Seller Party with respect to any Assets, (vi) to settle, compromise or adjust any suit, action or proceeding described in clause (vii) above and, in connection therewith, to give such discharges or releases as Administrative Agent may deem appropriate; and (viii) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any Assets as fully and completely as though Administrative Agent were the absolute owner thereof for all purposes, and to do, at Administrative Agent’s option and Seller Party’s expense, at any time, and from time to time, all acts and things which Administrative Agent deems necessary to protect, preserve or realize upon the Assets and Administrative Agent’s Liens thereon and to effect the intent of this Agreement, all as fully and effectively as Seller Party might do, including without limitation, in each case, with respect to any Underlying Repurchase Counterparty and any Underlying Repurchase Document;

Annex B

(d) for the purpose of carrying out the transfer of servicing with respect to the Assets including without limitation, directing any Underlying Repurchase Counterparty under any Underlying Repurchase Document, from Seller Party or any third party to a successor servicer appointed by Administrative Agent in its sole discretion and to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish such transfer of servicing, and, without limiting the generality of the foregoing, Seller Party hereby gives Administrative Agent the power and right, on behalf of Seller Party, without assent by Seller Party, to, in the name of Seller Party or its own name, or otherwise, prepare and send or cause to be sent “good-bye” letters to all mortgagors under the Assets, transferring the servicing of the Assets to a successor servicer appointed by Administrative Agent in its sole discretion;

(e) for the purpose of delivering any notices of sale including without limitation, on behalf of any Underlying Repurchase Counterparty under any Underlying Repurchase Document, to mortgagors or other third parties, including without limitation, those required by law; and

(f) for the purpose of acting as attorney-in-fact for any Underlying Repurchase Counterparty pursuant to any power of attorney granted to Seller Party by such Underlying Repurchase Counterparty.

Seller Party hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

Seller Party also authorizes Administrative Agent, from time to time, to execute, in connection with any sale, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Assets.

Any capitalized term used but not defined herein shall have the meaning assigned to such term in the Agreement.

The powers conferred on Administrative Agent hereunder are solely to protect Administrative Agent’s interests in the Assets and shall not impose any duty upon it to exercise any such powers. Administrative Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to Seller Party for any act or failure to act hereunder, except for its or their own gross negligence or willful misconduct.

TO INDUCE ANY THIRD PARTY TO ACT HEREUNDER, SELLER PARTY HEREBY AGREES THAT ANY THIRD PARTY RECEIVING A DULY EXECUTED COPY OR FACSIMILE OF THIS INSTRUMENT MAY ACT HEREUNDER, AND THAT REVOCATION OR TERMINATION HEREOF SHALL BE INEFFECTIVE AS TO SUCH THIRD PARTY UNLESS AND UNTIL ACTUAL NOTICE OR KNOWLEDGE OF SUCH REVOCATION OR TERMINATION SHALL HAVE BEEN RECEIVED BY SUCH THIRD

Annex B

PARTY, AND ADMINISTRATIVE AGENT ON ITS OWN BEHALF AND ON BEHALF OF ADMINISTRATIVE AGENT’S ASSIGNS, HEREBY AGREES TO INDEMNIFY AND HOLD HARMLESS ANY SUCH THIRD PARTY FROM AND AGAINST ANY AND ALL CLAIMS THAT MAY ARISE AGAINST SUCH THIRD PARTY BY REASON OF SUCH THIRD PARTY HAVING RELIED ON THE PROVISIONS OF THIS INSTRUMENT.

[REMAINDER OF PAGE INTENTIONALLY BLANK. SIGNATURES FOLLOW.]

Annex B

IN WITNESS WHEREOF Seller Party has caused this Power of Attorney to be executed and Seller Party’s seal to be affixed this ___ day of _________, 2019.

[PennyMac Corp.][PennyMac Holdings, LLC][PennyMac Operating Partnership, L.P.]

By:
Name:
Title:

Annex B

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF CALIFORNIA

COUNTY OF ______________

On ______________________, 20__, before me, ____________________________, a Notary Public, personally appeared ______________________________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature ________________________________

(Seal)

Annex B

ANNEX C

FORM OF SERVICER POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that PennyMac Loan Services, LLC (the “Servicer”) hereby irrevocably constitutes and appoints ATLAS SECURITIZED PRODUCTS, L.P. (“Administrative Agent”) and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Servicer and in the name of Servicer or in its own name, from time to time in Administrative Agent’s discretion:

(a) in the name of Servicer, or in its own name, or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due with respect to any assets purchased by Administrative Agent on behalf of certain Buyers and/or Repledgees under the Third Amended and Restated Master Repurchase Agreement (as amended, restated or modified, “the Agreement”) dated March 14, 2019, among Administrative Agent, Credit Suisse AG, a company incorporated in Switzerland, acting through its Cayman Islands Branch (“CS Cayman” and a “Buyer”) and Alpine Securitization LTD (“Alpine” and a “Buyer”), PennyMac Corp. (“PennyMac Corp.”), PennyMac Operating Partnership, L.P. (“POP”), PennyMac Holdings, LLC (a “Seller,” together with PennyMac Corp. and POP, the “Sellers”), PMC REO Financing Trust, PMC REO Trust 2015-1, and PennyMac Mortgage Investment Trust or owned by the subsidiary of any Seller subject to the Agreement (the “Assets”) and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Administrative Agent for the purpose of collecting any and all such moneys due with respect to any other assets whenever payable;

(b) to pay or discharge taxes and liens levied or placed on or threatened against the Assets;

(c) (i) to direct any party liable for any payment under any Assets to make payment of any and all moneys due or to become due thereunder directly to Administrative Agent or as Administrative Agent shall direct; (ii) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Assets; (iii) to sign and endorse any invoices, assignments, verifications, notices and other documents in connection with any Assets; (iv) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Assets or any proceeds thereof and to enforce any other right in respect of any Assets; (v) to defend any suit, action or proceeding brought against Servicer with respect to any Assets; (vi) to settle, compromise or adjust any suit, action or proceeding described in clause (vii) above and, in connection therewith, to give such discharges or releases as Administrative Agent may deem appropriate; and (viii) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any Assets as fully and completely as though Administrative Agent were the absolute owner thereof for all purposes, and to do, at Administrative Agent’s option and Servicer’s expense, at any time, and from time to time, all acts and things which Administrative Agent deems necessary to protect, preserve or realize upon the Assets and to effect the intent of this Agreement, all as fully and effectively as Servicer might do;

Annex B

(d) for the purpose of carrying out the transfer of servicing with respect to the Assets from the Servicer to a successor servicer appointed by Administrative Agent in its sole discretion and to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish such transfer of servicing, and, without limiting the generality of the foregoing, Servicer hereby gives Administrative Agent the power and right, on behalf of such Servicer, without assent by Servicer, to, in the name of Servicer or its own name, or otherwise, prepare and send or cause to be sent “good-bye” letters to all mortgagors under the Assets, transferring the servicing of the Assets to a successor servicer appointed by Administrative Agent in its sole discretion;

(e) for the purpose of delivering any notices of sale to mortgagors or other third parties, including without limitation, those required by law.

(f) for the purpose of transferring real estate owned property from a Seller’s Subsidiary by execution and delivery of a deed.

Servicer hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

Servicer also authorizes Administrative Agent, from time to time, to execute, in connection with any sale, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Assets.

The powers conferred on Administrative Agent hereunder are solely to protect Administrative Agent’s interests in the Assets and shall not impose any duty upon it to exercise any such powers. Administrative Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to Servicer for any act or failure to act hereunder, except for its or their own gross negligence or willful misconduct.

TO INDUCE ANY THIRD PARTY TO ACT HEREUNDER, SERVICER HEREBY AGREES THAT ANY THIRD PARTY RECEIVING A DULY EXECUTED COPY OR FACSIMILE OF THIS INSTRUMENT MAY ACT HEREUNDER, AND THAT REVOCATION OR TERMINATION HEREOF SHALL BE INEFFECTIVE AS TO SUCH THIRD PARTY UNLESS AND UNTIL ACTUAL NOTICE OR KNOWLEDGE OF SUCH REVOCATION OR TERMINATION SHALL HAVE BEEN RECEIVED BY SUCH THIRD PARTY, AND ADMINISTRATIVE AGENT ON ITS OWN BEHALF AND ON BEHALF OF ADMINISTRATIVE AGENT’S ASSIGNS, HEREBY AGREES TO INDEMNIFY AND HOLD HARMLESS ANY SUCH THIRD PARTY FROM AND AGAINST ANY AND ALL CLAIMS THAT MAY ARISE AGAINST SUCH THIRD PARTY BY REASON OF SUCH THIRD PARTY HAVING RELIED ON THE PROVISIONS OF THIS INSTRUMENT.

[REMAINDER OF PAGE INTENTIONALLY BLANK. SIGNATURES FOLLOW.]

Annex B

IN WITNESS WHEREOF Servicer has caused this Power of Attorney to be executed and Servicer’s seal to be affixed this ____ day of _________, 2019.

PennyMac Loan Services, LLC

By:
Name:
Title:

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF CALIFORNIA

COUNTY OF ______________

On ______________________, 20__, before me, ____________________________, a Notary Public, personally appeared ______________________________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

Annex B

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature ________________________________

(Seal)

Annex B

ANNEX D

FORM OF REO SUBSIDIARY POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that [PMC REO Financing Trust][PMC REO Trust 2015-1] (the “REO Subsidiary”) hereby irrevocably constitutes and appoints ATLAS SECURITIZED PRODUCTS, L.P. (“Administrative Agent”) and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of REO Subsidiary and in the name of REO Subsidiary or in its own name, from time to time in Administrative Agent’s discretion:

(a) in the name of REO Subsidiary, or in its own name, or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due with respect to any assets purchased by Administrative Agent on behalf of certain Buyers and/or Repledgees under the Third Amended and Restated Master Repurchase Agreement (as amended, restated or modified, “the Agreement”) among Administrative Agent, Credit Suisse AG, a company incorporated in Switzerland, acting through its Cayman Islands Branch (“CS Cayman” and a “Buyer”) and Alpine Securitization LTD (“Alpine” and a “Buyer”), PennyMac Corp. (“PennyMac Corp.”), PennyMac Operating Partnership, L.P. (“POP”), PennyMac Holdings, LLC (a “Seller,” together with PennyMac Corp. and POP, the “Sellers”), PMC REO Financing Trust (the “Existing REO Subsidiary”), PMC REO Trust 2015-1, as asset subsidiary (the “Joining REO Subsidiary” and together with the Existing REO Subsidiary, individually and collectively, the “REO Subsidiary”) and PennyMac Mortgage Investment Trust dated March 14, 2019, or owned by the subsidiary of REO Subsidiary subject to the Agreement (the “Assets”) and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Administrative Agent for the purpose of collecting any and all such moneys due with respect to any other assets whenever payable;

(b) to pay or discharge taxes and liens levied or placed on or threatened against the Assets;

(c) (i) to direct any party liable for any payment under any Assets to make payment of any and all moneys due or to become due thereunder directly to Administrative Agent or as Administrative Agent shall direct; (ii) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Assets; (iii) to sign and endorse any invoices, assignments, verifications, notices and other documents in connection with any Assets; (iv) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Assets or any proceeds thereof and to enforce any other right in respect of any Assets; (v) to defend any suit, action or proceeding brought against REO Subsidiary with respect to any Assets; (vi) to settle, compromise or adjust any suit, action or proceeding described in clause (vii) above and, in connection therewith, to give such discharges or releases as Administrative Agent may deem appropriate; and (viii) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any Assets as fully and completely as though Administrative Agent were the absolute owner thereof for all purposes, and to do, at Administrative Agent’s option and REO Subsidiary’s expense, at any time, and from time to time, all acts and things which Administrative Agent deems necessary to protect, preserve or realize upon the Assets and to effect the intent of this Agreement, all as fully and effectively as REO Subsidiary might do;

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(d) for the purpose of carrying out the transfer of servicing with respect to the Assets from the REO Subsidiary to a successor servicer appointed by Administrative Agent in its sole discretion and to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish such transfer of servicing, and, without limiting the generality of the foregoing, REO Subsidiary hereby gives Administrative Agent the power and right, on behalf of REO Subsidiary, without assent by REO Subsidiary, to, in the name of REO Subsidiary or its own name, or otherwise, prepare and send or cause to be sent “good-bye” letters to all mortgagors under the Assets, transferring the servicing of the Assets to a successor servicer appointed by Administrative Agent in its sole discretion;

(e) for the purpose of delivering any notices of sale to mortgagors or other third parties, including without limitation, those required by law;

(f) for the purpose of transferring real estate owned property from REO Subsidiary by execution and delivery of a deed;

(g) for the purpose of entering into insurance policies with respect to any Rental Property;

(h) for the purpose of completing and/or filing any assignment of leases and rents; and

(i) for the purpose of eviction or for termination in accordance with the applicable Lease Agreement and renewal of Lease Agreements.

REO Subsidiary hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

REO Subsidiary also authorizes Administrative Agent, from time to time, to execute, in connection with any sale, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Assets.

The powers conferred on Administrative Agent hereunder are solely to protect Administrative Agent’s interests in the Assets and shall not impose any duty upon it to exercise any such powers. Administrative Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to REO Subsidiary for any act or failure to act hereunder, except for its or their own gross negligence or willful misconduct.

Annex B

TO INDUCE ANY THIRD PARTY TO ACT HEREUNDER, REO SUBSIDIARY HEREBY AGREES THAT ANY THIRD PARTY RECEIVING A DULY EXECUTED COPY OR FACSIMILE OF THIS INSTRUMENT MAY ACT HEREUNDER, AND THAT REVOCATION OR TERMINATION HEREOF SHALL BE INEFFECTIVE AS TO SUCH THIRD PARTY UNLESS AND UNTIL ACTUAL NOTICE OR KNOWLEDGE OF SUCH REVOCATION OR TERMINATION SHALL HAVE BEEN RECEIVED BY SUCH THIRD PARTY, AND ADMINISTRATIVE AGENT ON ITS OWN BEHALF AND ON BEHALF OF ADMINISTRATIVE AGENT’S ASSIGNS, HEREBY AGREES TO INDEMNIFY AND HOLD HARMLESS ANY SUCH THIRD PARTY FROM AND AGAINST ANY AND ALL CLAIMS THAT MAY ARISE AGAINST SUCH THIRD PARTY BY REASON OF SUCH THIRD PARTY HAVING RELIED ON THE PROVISIONS OF THIS INSTRUMENT.

[REMAINDER OF PAGE INTENTIONALLY BLANK. SIGNATURES FOLLOW.]

Annex B

IN WITNESS WHEREOF REO Subsidiary has caused this Power of Attorney to be executed and REO Subsidiary’s seal to be affixed this ____ day of _________, 2019.

[PMC REO Financing Trust][PMC REO Trust 2015-1]

By: PennyMac Corp., as Administrator

By:
Name:
Title:

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF CALIFORNIA

COUNTY OF ______________

On ______________________, 20__, before me, ____________________________, a Notary Public, personally appeared ______________________________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

Annex B

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature ________________________________

(Seal)

Annex B